UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      March 5, 2014

CombiMatrix Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33523	47-0899439
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 Goddard, Suite 150, Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (949) 753-0624

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.

On March 10, 2014, CombiMatrix Corporation (the “Company”) issued a press release announcing the hiring, effective April 8, 2014, of R. Weslie Tyson, M.D. as Medical Director and Chief Medical Officer of the Company. A copy of the press release is furnished herewith as Exhibit 99.1.

The information contained in this Item 7.01 and in exhibit 99.1 attached to this report is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01                                           Other Events.

The Company has hired R. Weslie Tyson, M.D. to serve as its Medical Director and Chief Medical Officer effective April 8, 2014.  Dr. Tyson’s employment agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference.  In connection with hiring Dr. Tyson, the Company has amended its 2014 Executive Performance Bonus Plan, which was previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission on February 24, 2014, to include Dr. Tyson as an eligible participant.  The amended 2014 Executive Performance Bonus Plan is filed herewith as Exhibit 10.2 and is incorporated herein by reference.

R. Weslie Tyson M.D., 56, has been a practicing pediatric and perinatal pathologist for 24 years. Prior to joining the Company, Dr. Tyson founded the Pediatric/Neonatology section of UniPath, Inc., a multispecialty pathology group that staffs eight metro hospitals and a large central laboratory, and he directed the pediatric and perinatal service there since 1999.  Prior to Unipath, Dr. Tyson practiced perinatal and pediatric pathology at The Children’s Hospital in Denver, Colorado from 1993 to 1998.  Dr. Tyson began his clinical practice at the Kosair Children’s Hospital and the University of Louisville from 1990 to 1993.  He attended medical school at the University of Colorado where he also undertook his residency in anatomic pathology. Dr. Tyson spent a fourth year in clinical genetics followed by a 2-year fellowship in pediatric and perinatal pathology at the University of British Columbia Women and Children’s Hospitals.

Item 9.01.                                        Financial Statements and Exhibits.

(a)                                 Financial Statements of Businesses Acquired.

Not applicable.

(b)                                 Pro Forma Financial Information.

Not applicable.

(c)                                  Shell Company Transactions.

Not applicable.

(d)                                 Exhibits.

Exhibit No.	Description of Exhibit

10.1	Employment Agreement for R. Weslie Tyson, M.D. dated March 3, 2014

10.2	2014 Executive Performance Bonus Plan, as amended

99.1	Press Release of CombiMatrix Corporation dated March 10, 2014 (furnished herewith pursuant to Item 7.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMBIMATRIX CORPORATION
(Registrant)

Dated: March 10, 2014	/s/ SCOTT R. BURELL
Scott R. Burell Chief Financial Officer